UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

On June 24, 2025, Nektar Therapeutics (the “Company”) issued a press release reporting topline results from its Phase 2b REZOLVE-AD (atopic dermatitis) clinical trial. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On June 24, 2025, the Company also updated its corporate presentation, which includes, among other updates, additional information regarding its Phase 2b REZOLVE-AD (atopic dermatitis) clinical trial. A copy of the corporate presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The updated corporate presentation is also available on the investor relations section of the Company’s website at https://ir.nektar.com/. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

Item 8.01 Other Events.

Phase 2b RESOLVE-AD Topline Results

On June 24, 2025, the Company announced topline results from its Phase 2b REZOLVE-AD (atopic dermatitis) clinical trial.

The global Phase 2b study is being conducted in 393 patients with moderate-to-severe atopic dermatitis. Patients were randomized (3:3:3:2) to receive subcutaneous treatment with three doses of rezpegaldesleukin: a high dose of 24 µg/kg every two weeks (q2w), a middle dose of 18 µg/kg every two weeks (q2w), and a low dose of 24 µg/kg every four weeks (q4w), or placebo q2w. The primary endpoint and secondary endpoints were assessed at week 16. Following a 16-week induction period, rezpegaldesleukin-treated patients who achieved Eczema Area and Severity Score (EASI) percent score reductions of >50 were re-randomized (1:1) to continue at the same dose level on a q4w or q12w regimen through week 52 in a blinded maintenance period. Placebo patients with EASI percent score reductions of >50 percent continue to receive placebo q4w.

The trial met its primary endpoint of the mean improvement in EASI from baseline at week 16 for all three dose arms of rezpegaldesleukin versus placebo (p<0.001).

All three dose arms also achieved statistical significance at week 16 for the key secondary endpoints of EASI-75 (percent of patients who achieve ≥75% reduction in EASI from baseline), EASI-50 (percent of patients who achieve ≥50% reduction in EASI from baseline) and BSA (mean percent improvement in Body Surface Area score from baseline).

The q2w arms of rezpegaldesleukin (high and middle doses) achieved statistical significance at week 16 for the key secondary endpoints of vIGA-AD 0/1 (percent of patients achieving a score of 0 or 1 on the validated Investigator’s Global Assessment for Atopic Dermatitis with ≥ 2-point reduction from baseline) and Itch NRS (percent of patients with baseline ≥ 4 who experienced a ≥ 4-point reduction in the Itch Numerical Rating Score from baseline).

In addition, at week 16, the high dose of 24 µg/kg q2w achieved statistical significance on EASI-90 (percent of patients who achieve ≥ 90% reduction in EASI from baseline).

When evaluating EASI-75 and EASI-90 by disease severity using baseline vIGA-AD score, similar responses were observed in severe patients (baseline vIGA-AD of 4) as in moderate patients (baseline vIGA-AD of 3).

Week 16 Efficacy

	24 µg/kg q2w (high dose)	18 µg/kg q2w (middle dose)	24 µg/kg q4w (low dose)	Placebo
Primary Endpoint	N=104	N=106	N=110	N=73
Mean improvement in EASI score from baseline	61% p<0.001	58% p<0.001	53% p<0.001	31%
Key Secondary Endpoints
EASI-75	42% p<0.001	46% p<0.001	34% p<0.05	17%
vIGA-AD 0/1	20% p<0.05	26% p<0.01	19% ns	8%
EASI-90	25% p<0.05	18% ns	17% ns	9%
Itch NRS*	42% p<0.01	35% p<0.05	23% ns	16%
Mean improvement in BSA score from baseline	54% p<0.001	48% p<0.001	43% p<0.001	17%
EASI-50	66% p<0.001	66% p<0.001	55% p<0.01	34%

*	Patients with baseline Itch NRS ≥ 4 used as denominator for assessing Itch NRS response (N=63, 95, 92, and 102 for the placebo, 24 µg/kg q2w, 18 µg/kg q2w, and 24 µg/kg q4w arms); ns=not significant.

Across all three dose arms, translational blood biomarker data demonstrate robust on-target and dose-dependent pharmacological activity with an increase in total Tregs of up to 6-fold in the high dose arm. Sustained Treg cell proliferation was observed at week 16 as compared to baseline and was correlated with reduction of key T helper 2 (Th2) inflammatory markers: IL-19, TARC/CCL17, periostin, and MDC/CCL22.

The safety profile for the 16-week induction period for rezpegaldesleukin was consistent with previously reported results. The most common treatment-emergent adverse events (TEAEs) were local injection site reactions (ISRs), observed in 69.7% of all rezpegaldesleukin-treated patients, with the largest proportion of these being mild or moderate (99.6%). ISRs were self-resolving and <1% of patients discontinued because of an ISR. Across all rezpegaldesleukin doses administered in the study over the 16-week induction period, 55.9% had no reports of ISRs, 30.1% had mild reports, 13.8% had moderate reports, and only 0.2% were severe. Other TEAEs more commonly observed (>5%) in the study treatment arms (n=320) versus placebo (n=73) include eosinophilia (7.8% vs. 2.7%), pyrexia (6.3% vs 2.7%), headache (6.3% vs. 4.1%) and arthralgia (5.0% vs 1.4%).

In the pooled rezpegaldesleukin arms, TEAEs, excluding ISRs, were reported in 60.3% of patients and in 57.5% of placebo-treated patients.

There was no increased risk of conjunctivitis, oral ulcers, or infections, including oral herpes, in the rezpegaldesleukin arms.

Safety over 16-Week Induction Period

	24 µg/kg q2w	18 µg/kg q2w	24 µg/kg q4w	Pooled drug arms	Placebo
	N=104	N=106	N=110	N=320	N=73
Patients with any TEAE, excluding ISRs	69 (66.3%)	60 (56.6%)	64 (58.2%)	193 (60.3%)	42 (57.5%)
Patients with any Serious AE	1 (1.0%)	4 (3.8%)	0	5 (1.6%)	0
Any Drug-Related Serious AE1	0	2 (1.9%)	0	2 (0.6%)	0
Patients with Severe AE	3 (2.9%)	6 (5.7%)	1 (0.9%)	10 (3.1%)	1 (1.4)%
Any Drug-Related Severe AE2	3 (2.9%)	3 (2.8%)	0	6 (1.9%)	0
TEAEs leading to study drug discontinuation	8 (7.7%)	5 (4.7%)	5 (4.7%)	18 (5.6%)	0

1.	Serious TRAEs: Drug hypersensitivity – severe; Tonsillitis – moderate. Both events resolved.
2.	Severe TRAEs (excluding Serious TRAEs): pyrexia (24 µg/kg q2w); two ISRs (24 µg/kg q2w); ISR, chest pain (18 µg/kg q2w). All five events resolved.

The Company plans to submit the REZOLVE-AD 16-week induction results for presentation at a medical conference later in 2025.

The Company expects to report full 52-week data from the RESOLVE-AD trial in early 2026 and expects top-line Phase 2b data for rezpegaldesleukin in alopecia areata in the fourth quarter of 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s plans, progress, and timing relating to the Company’s rezpegaldesleukin program in atopic dermatitis, including plans to submit the REZOLVE-AD 16-week induction results for presentation at a medical conference later in 2025 and timing for full 52-week data from the REZOLVE-AD trial, and timing for topline results from the Phase 2b REZOLVE-AA (alopecia areata) trial. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this Current Report on Form 8-K are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: (i) the Company’s statements regarding the therapeutic potential of rezpegaldesleukin are based on preclinical and clinical findings and observations and are subject to change as research and development continue; (ii) rezpegaldesleukin is an investigational agent and continued research and development for this drug candidate is subject to substantial risks, including negative safety and efficacy findings in future clinical studies (notwithstanding positive findings in earlier preclinical and clinical studies); (iii) rezpegaldesleukin is in clinical development and the risk of failure is high and can unexpectedly occur at any stage prior to regulatory approval; (iv) the timing of the commencement or end of clinical trials and the availability of clinical data may be delayed or unsuccessful due to regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, changing standards of care, evolving regulatory requirements, clinical trial design, clinical outcomes, competitive factors, or delay or failure in ultimately obtaining regulatory approval in one or more important markets; (v) a Fast Track designation does not increase the likelihood that rezpegaldesleukin will receive marketing approval in the United States; (vi) patents may not issue from the Company’s patent applications for the Company’s drug candidates, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; and (vii) certain other risk factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that Nektar has made or may make with the U.S. Securities and Exchange Commission in the future. They are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Therefore, you should not rely on any of these forward-looking statements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Nektar Therapeutics on June 24, 2025, furnished herewith.
99.2	Nektar Therapeutics Corporate Presentation, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: June 24, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary